CIGNA HIGH INCOME SHARES


                                                           Newton, Massachusetts
                                                                 March 16, 2004


To Our Shareholders:


     You are cordially invited to attend the Annual Meeting of Shareholders of CIGNA High Income Shares (the "Fund"), to be held at the Sheraton Springfield at Monarch Place, One Monarch Place, Springfield, Massachusetts 01144 on Tuesday, April 27, 2004 at 12:00 p.m., Eastern Time. Formal notice of the meeting appears on the next page and is followed by the proxy statement.


     Shareholders are being asked to consider and approve the election of trustees.


     We hope you will find it convenient to attend the meeting, but we urge you in any event to complete and return the enclosed proxy card in the envelope provided. It is very important that your proxy card be received as soon as possible so that the necessary quorum will be represented at the meeting. If you do attend, you may vote in person if you so desire.


     The Annual Report of CIGNA High Income Shares for the year ended December 31, 2003 has previously been mailed to you.


                                         Sincerely,

                                         /s/ Richard H. Forde

                                         RICHARD H. FORDE
                                         Chairman of the Board

--------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT

     SHAREHOLDERS ARE URGED TO INDICATE THEIR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT ATTENTION IS APPRECIATED.
--------------------------------------------------------------------------------

                           CIGNA HIGH INCOME SHARES

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To Shareholders of CIGNA High Income Shares:

     The Annual Meeting of Shareholders of CIGNA High Income Shares (the "Fund") will be held at the Sheraton Springfield at Monarch Place, One Monarch Place, Springfield, Massachusetts 01144 on Tuesday, April 27, 2004 at 12:00 p.m., Eastern Time, for the following purposes:

     (1) To elect six Trustees to serve until the next Annual Meeting of Shareholders or until the election and qualification of their successors.

     (2) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     Holders of record of the shares of the Fund at the close of business on March 4, 2004 are entitled to vote at the meeting.


     Your vote is important, even if you don't own many shares. Please complete, sign and return the enclosed proxy/voting instruction card.


                                              /s/ Jeffrey S. Winer

                                              Jeffrey S. Winer
                                              Secretary


Newton, Massachusetts
March 16, 2004

                                PROXY STATEMENT

                       ANNUAL MEETING OF SHAREHOLDERS OF
                           CIGNA HIGH INCOME SHARES

     This proxy statement is furnished in connection with the solicitation of proxies by the Trustees of CIGNA High Income Shares (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held at the Sheraton Springfield at Monarch Place, One Monarch Place, Springfield, Massachusetts 01144 on Tuesday, April 27, 2004 at 12:00 p.m., Eastern Time, and at any postponement or adjournment thereof.

     Any person executing a proxy may revoke it at any time prior to its use by executing a new proxy or by registering with the Secretary of the Fund at the meeting and requesting a revocation. Executed proxies received by the Fund will be voted in accordance with the directions specified in the proxy. Thirty percent of the outstanding shares of the Fund must be present at the meeting in person or by proxy to constitute a quorum for the transaction of business.

     For purposes of determining the presence of a quorum for transacting business at the meeting and determining whether sufficient votes have been cast FOR the proposals, abstentions (that is, votes that are marked "withheld") and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares which are present and entitled to vote, but which have not voted on such matter. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum. Abstentions and broker non-votes will have no effect on the election of Trustees.

     The Board of Trustees recommends a vote FOR the election of Trustees. If no specification is made, the proxy will be voted FOR the election of Trustees as listed, and at the discretion of the proxy holders, on any other matters which may properly come before the meeting or at any postponement or adjournment thereof. The Board of Trustees does not know of any actions to be considered at the meeting other than those referred to above.

     Costs of soliciting proxies will be borne by the Fund. In addition to solicitation of proxies by use of the mails, some of the officers of the Fund and persons affiliated with CIGNA Corporation ("CIGNA") and its affiliated companies may, without remuneration, solicit proxies in person or by telephone. The Fund has also retained a proxy solicitor, The Altman Group, Inc., to assist in the solicitation of proxies. The costs of retaining this firm, which will be fully borne by the Fund, are not expected to exceed $4,000.

     The Fund has agreed to indemnify and hold the solicitation firm harmless against any liability incurred in connection with the solicitation of proxies, unless the liability results from the firm's negligence or misconduct. The agreement between the Fund and the solicitation firm will terminate upon conclusion of the shareholder meeting or any adjournments of the meeting.

     In the event a quorum is not present at the meeting, or in the event sufficient votes to approve the proposal are not received, even though a quorum is present at the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation are reasonable and in the interests of shareholders of the Fund. Any such adjournment will require the affirmative vote of a majority of those shares present at the meeting in person or by proxy.

     At the close of business on March 4, 2004, the record date for the determination of shareholders entitled to vote at the meeting, there were 53,989,748 outstanding shares. Each share is entitled to one vote. This proxy statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being mailed on or about March 24, 2004 to shareholders of record on the record date.

     The principal executive offices of the Fund are located at (and its mailing address is) 3 Newton Executive Park, Suite 200, Newton, Massachusetts 02462.

     The Fund will furnish to a shareholder upon request, without charge, a copy of the annual report. Requests may be made by writing to the Fund c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H18E, Hartford, CT 06103, Attn: Alfred A. Bingham III, or by calling 1-800-426-5523.

                                  PROPOSAL ONE

                              ELECTION OF TRUSTEES

     At the meeting, six Trustees are to be elected by the shareholders of the Fund. The Board of Trustees has nominated and recommends the election of Ms. Carol Ann Hayes, Ms. Marnie Wagstaff Mueller, and Messrs. Richard H. Forde, Russell H. Jones, David P. Marks and Paul J. McDonald. Each of the nominees is currently serving on the Board of Trustees. Shareholders are asked to elect Ms. Hayes, Ms. Mueller, and Messrs. Forde, Jones, Marks and McDonald as Trustees of the Fund, each to hold office until the next Annual Meeting of Shareholders or until the election and qualification of his or her successor.

     Each of the Trustees of the Fund also serves as a Trustee of CIGNA Investment Securities ("CIS"). TimesSquare Capital Management, Inc. ("TimesSquare"), an indirect, wholly owned subsidiary of CIGNA, serves as investment adviser to both the Fund and CIS. CIGNA is considering a sale of TimesSquare. CIS will hold an annual meeting on April 27, 2004, at which shareholders will be asked to elect Ms. Hayes, Ms. Mueller, and Messrs. Forde, Jones, Marks and McDonald as Trustees. Ms. Hayes, Ms. Mueller and Messrs. Forde, Jones, Marks and McDonald were last elected by shareholders on April 29, 2003.

     All shares represented by valid proxies will be voted in the election of Trustees for the nominees unless authority to vote for a particular nominee is withheld. Proxies cannot be voted for a greater number of persons than the nominees named in the proxy statement. If any nominee should be unable to serve, an event not now anticipated, proxies will be voted for such other person as shall be designated by the Board of Trustees of the Fund, or the Board of Trustees may reduce the number of Trustees, as authorized by the Declaration of Trust. All of the nominees have agreed to serve if elected.

     The following table sets forth the dollar range of shares of the Fund and shares of all funds in the CIGNA family of funds beneficially owned by the nominees. The information provided is as of December 31, 2003. As of December 31, 2003, neither the Trustees as a group nor the Trustees and officers as a group owned beneficially more than 1% of the outstanding shares of the Fund.

Nominees who are not      Dollar Range of     Aggregate Dollar Range of Equity Securities
"interested persons"      Equity Securities   in All Funds Overseen or to be Overseen by
of the Fund               in the Fund         Trustee in Family of Investment Companies
------------------------- ------------------- --------------------------------------------
Carol Ann Hayes           $1-$10,000          $1-$10,000
Russell H. Jones          $1-$10,000          $10,001-$50,000
Paul J. McDonald          $1-$10,000          $10,001-$50,000
Marnie Wagstaff Mueller   None                $1-$10,000

Nominees who are          Dollar Range of     Aggregate Dollar Range of Equity Securities
"interested persons"      Equity Securities   in All Funds Overseen or to be Overseen by
of the Fund               in the Fund         Trustee in Family of Investment Companies
------------------------- ------------------- --------------------------------------------
Richard H. Forde          $1-$10,000          $1-$10,000
David P. Marks            $1-$10,000          $1-$10,000

     Based on information furnished by each independent Trustee as of December 31, 2003, neither Russell Jones, Paul McDonald, Carol Ann Hayes, Marnie Wagstaff Mueller nor any of their immediate family members owned any securities issued by CIGNA Corporation or its affiliates as of that date.

Section 16(a) Beneficial Owner Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's Trustees and executive officers, and persons who own more than 10% of a registered class of the Fund's equity securities ("10% shareholders"), to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange reports of ownership and reports of changes in ownership of common stock and other equity securities of the Fund. Officers, Trustees and 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports received by the Fund, or written representations from certain persons that no such reports were required to be filed for those persons, the Fund believes all Section 16(a) filing requirements applicable to officers, Trustees and 10% shareholders were satisfied.

     The following tables show information for each nominee, including age, present position, principal occupation or employment during the last five years, principal affiliations, including any directorships presently held in companies that have issued publicly-held securities and any material interest in or relationship with TimesSquare and any of its affiliated persons presently and during the preceding five years. The Fund does not have a principal underwriter or administrator. Each nominee currently serves as a Trustee of the Fund, CIGNA Funds Group, CIGNA Variable Products Group, and of CIGNA High Income Shares.

             Nominees who are not "interested persons" of the Fund

                                                                     Number of    Other
                         Term of                                     Portfolios   Directorships
Name,        Position    Office** and   Principal                    in Fund      Held by
Address*     Held with   Length of      Occupation(s)                Complex      Trustee or
and Age      Fund        Time Served    During Past 5 Years          Overseen     Nominee
------------------------------------------------------------------------------------------------
Carol Ann    Trustee     Trustee        Director and Head of         14           Reed &
Hayes                    Since 2003     Audit Committee, Reed                     Barton
59                                      & Barton Corporation                      Corporation
                                        (silversmith company)
------------------------------------------------------------------------------------------------
Russell H.   Trustee     Trustee        Senior Vice President        14           none
Jones                    Since 1995     (Investor Relations,
59                                      Public Relations), Chief
                                        Investment Officer and
                                        Treasurer, Kaman
                                        Corporation (helicopters
                                        and aircraft components,
                                        industrial distribution)
------------------------------------------------------------------------------------------------
Paul J.      Trustee     Trustee        Special Advisor to Board     14           Western
McDonald                 since 1995     of Directors, Friendly Ice                Massachusetts
60                                      Cream Corporation                         Electric
                                        (family restaurants and                   Company
                                        dairy products);
                                        previously, Senior
                                        Executive Vice President
                                        and Chief Financial
                                        Officer, Friendly Ice
                                        Cream Corporation
------------------------------------------------------------------------------------------------
Marnie       Trustee     Trustee        Diocesan Consultant,         14           Boston
Wagstaff                 since 2001     Episcopal Diocese of                      Mutual Life
Mueller                                 Connecticut; previously,                  Insurance
67                                      visiting Professor of                     Company
                                        Health Economics,
                                        Wesleyan University

      Nominees who are "interested persons" of the Fund, and Fund Officers

                                                                    Number of    Other
                         Term of                                    Portfolios   Directorships
Name,        Position    Office** and   Principal                   in Fund      Held by
Address*     Held with   Length of      Occupation(s)               Complex      Trustee or
and Age      Fund        Time Served    During Past 5 Years         Overseen     Nominee
------------------------------------------------------------------------------------------------
David P.     Trustee     Trustee        Chief Investment            14           Director of
Marks                    since 2002     Officer, CIGNA                           various
57                                      Retirement & Investment                  subsidiaries
                                        Services and Chairman of                 of CIGNA
                                        the Board, TimesSquare                   Corporation
                                        Capital Management,
                                        Inc.; previously, Partner,
                                        Green Mountain Partners
                                        (Buyout Firm);
                                        President and Chief
                                        Investment Officer,
                                        Allianz of America, Inc.
                                        (Investment Advisory
                                        Firm)
------------------------------------------------------------------------------------------------
Richard H.   Chairman    Trustee,       Managing Director,          14           Director of
Forde        of the      Chairman       CIGNA Retirement &                       various
50           Board of    and            Investment Services, Inc.                subsidiaries
             Trustees,   President      and TimesSquare Capital                  of CIGNA
             President   since 1998     Management, Inc.                         Corporation
------------------------------------------------------------------------------------------------
Alfred A.    Vice        Officer        Treasurer, CIGNA Funds;     14           --
Bingham      President   since 1979     Assistant Vice President,
III 59       and                        TimesSquare Capital
             Treasurer                  Management, Inc.
------------------------------------------------------------------------------------------------
Jeffrey S.   Vice        Officer        Senior Counsel,             14           --
Winer        President   since 1994     CIGNA Corporation
46           and
             Secretary
------------------------------------------------------------------------------------------------

 * All Trustees and officers have a mailing address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103.
** Each Trustee's term of office will continue until the next annual meeting of shareholders or until the election of the Trustee's successor.

     No officer or Trustee of the Fund who received any remuneration from the Fund during 2003 was serving as a director, officer or employee of TimesSquare or CIGNA or any of its subsidiaries. The other current Trustees, taken as a group, were paid or accrued Trustee fees for 2003 from the Fund in the aggregate amount of $37,925. Under current compensation arrangements, each of these Trustees will be entitled to receive from the Fund an annual retainer of $7,100, plus a fee of $400 for each Board meeting attended and $400 for each Committee meeting attended. Each Trustee will also be entitled to receive, as compensation for his or her services as Trustee, an annual retainer of $2,000, a $400 Board meeting fee, and a $400 Committee meeting fee from CIGNA Variable Products Group; an annual retainer of $4,000, an $800 Board meeting fee and $800 Committee meeting fee from CIGNA Funds Group; and an annual retainer of $5,100, a $400 Board meeting fee, and a $400 Committee meeting fee from CIGNA Investment Securities. All Trustees are entitled to receive reimbursements for expenses incurred in connection with each Board and Committee meeting attended. These reimbursements of expenses are allocated among the Fund, each series of CIGNA Funds Group and CIGNA Variable Products Group, and CIGNA High Income Shares so that each entity pays an amount based on its net assets as a percentage of the aggregate net assets of such entities.

     The following table sets forth the compensation paid by the Fund and by the CIGNA Fund complex to Trustees in 2003:

                                                                               Total
                                                                            Compensation
                                                                             from Fund
                                                                             and CIGNA
                                                                                Fund
                                                               Aggregate      Complex
    Name of Person,                                          Compensation     Paid to
  Position with Fund                                           from Fund    Trustees (c)
  ------------------                                         ------------   ------------
Richard H. Forde, President, Chairman and Trustee .........           0              0
Carol Ann Hayes, Trustee  .................................     $ 7,325       $ 23,650
Russell H. Jones, Trustee (a) .............................     $10,200       $ 32,100
David P. Marks, Trustee ...................................           0              0
Paul J. McDonald, Trustee (b) .............................     $10,200       $ 32,100
Marnie Wagstaff Mueller, Trustee ..........................     $10,200       $ 32,100
                                                                -------       --------
Totals ....................................................     $37,925       $119,950
                                                                =======       ========

------
(a) All but $7,631 of Mr. Jones' 2003 compensation was deferred under a plan for all CIGNA Funds in which he had an aggregate balance of $80,041 as of December 31, 2003.
(b) Mr. McDonald's balance in the CIGNA Funds deferred compensation plan was $121,177 as of December 31, 2003.
(c) There were three investment companies other than the Fund in the CIGNA fund complex.

     The Board of Trustees held six Board meetings during 2003. Each Trustee attended more than 75% of the aggregate meetings of the Board and Committees on which such Trustee served during the year. The Board recently adopted a policy to have Trustees attend annual meetings of the Fund's shareholders. At last year's meeting, which occured prior to the adoption of this policy, one Trustee attended the meeting. The Board of Trustees has three standing committees as follows:

Audit Committee

     The Fund has an Audit Committee comprised of only "Independent Trustees" of the Fund (as defined in the regulations of the New York Stock Exchange) ("NYSE"), who are also not "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment

Company Act of 1940, as amended) (the "1940 Act"). The Audit Committee reviews the process for preparing and reviewing financial statements and other audit-related matters as they arise throughout the year; makes recommendations to the full Board as to the firm of independent accountants to be selected; reviews the methods, scope and results of audits and fees charged by such independent accountants; and reviews the Fund's internal accounting procedures and controls. The Committee held four meetings in 2003.

     In discharging its oversight responsibility as to the audit process, the Audit Committee has reviewed and discussed with management the audited financial statements for the last fiscal year. The Audit Committee discussed with the independent accountants, PricewaterhouseCoopers LLP (PWC), the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee obtained from the independent accountants a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between the independent accountants and the Fund that might bear on the independent accountants' independence. The Audit Committee also discussed with the independent accountants any relationships that might impact their objectivity and independence and satisfied itself as to the independent accountants' independence. In addition, the Audit Committee reviewed the non-audit services to be provided by the independent accountants of the Fund. In reliance upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's 2003 annual report to shareholders required by Section 30(e) of the 1940 Act and Rule 30d-1 thereunder for filing with the SEC.

Independent Accountants and Fees

     For the fiscal year ended December 31, 2003, PWC performed both audit and non-audit services for the Fund. Audit services consisted of examinations of the Fund's financial statements and review and consultation in connection with filings with the SEC. Non-audit services included review of tax returns of the Fund and providing tax planning advice. The Audit Committee has appointed PWC as the Fund's independent accountants for the fiscal year ending December 31, 2004.

     PWC also serves as independent accountants for CIGNA Investment Securities and for each of the series of shares of CIGNA Funds Group and CIGNA Variable Products Group and performs services for all such entities similar to the services performed for the Fund. PWC also serves as independent accountants for CIGNA.

     Representatives of PWC are not expected to attend the meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES

     For the audit of the Fund's annual financial statements for the fiscal year ended December 31, 2002 and December 31, 2003, included in the Fund's annual report to shareholders for those fiscal years, PWC billed the Fund $35,000 and $39,000, respectively.

AUDIT-RELATED FEES

     For the fiscal years ended December 31, 2002 and December 31, 2003, PWC billed the Fund $9,800 and $11,300, respectively, for assurance or related services related to the audit or review of the Fund's financial statements. These services related to performing agreed upon procedures relating to the Fund's revolving line of credit.

TAX FEES

     For the fiscal years ended December 31, 2002 and December 31, 2003, PWC billed the Fund $5,075 and $5,700, respectively, for reviewing the Fund's federal income tax and excise tax returns and reviewing excise distribution estimate calculations.

ALL OTHER FEES

     For the fiscal years ended December 31, 2002 and December 31, 2003, PWC did not bill the Fund for any other products and services, other than those listed above.

     For the fiscal years ended December 31, 2002 and December 31, 2003, 100% of the PWC fees described above under the captions "Audit-Related Fees", "Tax Fees" and "All Other Fees" were approved by the Fund's Audit Committee pursuant to 17 CFR 210.2-01(c)(7)(i)(C).

     The aggregate non-audit fees billed by PWC for services rendered to TimesSquare Capital Management, Inc. ("TimesSquare"), the investment adviser to the Fund and an indirect, wholly-owned subsidiary of CIGNA, and other entities controlling, controlled by or under common control with TimesSquare that provide ongoing services to the Fund for fiscal years ended December 31, 2002 and 2003, were $128,250 and $100,148, respectively.

     The Audit Committee has not developed pre-approval policies and procedures relating to the provision of services to the Fund by the Fund's independent accountants.

     For the fiscal years ended December 31, 2002 and December 31, 2003, PWC did not bill any fees that were required to be approved by the Fund's Audit Committee pursuant to 17 CFR 210.2-01(c)(7)(ii)(C).

     In considering PWC's independence, the Audit Committee has considered and determined that the provision of non-audit services rendered to TimesSquare by PWC that did not require Audit Committee pre-approval was compatible with maintaining PWC's independence.

     The Board of Trustees has adopted a written charter which sets forth the Audit Committee's structure, duties and powers, and methods of operation, a copy of which is attached hereto as Appendix A. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise. The Board of Trustees has determined, in accordance with applicable regulations of the NYSE, that each member of the Audit Committee is financially literate and that Mr. McDonald has prior accounting experience or related financial management expertise. The current members of the Audit Committee are Ms. Hayes, Ms. Mueller and Messrs. Jones and McDonald (Chairperson). All members of the Audit Committee meet the independence standards as defined by the NYSE Listing Company Manual in Sections 303.01(B)(2)(a) and (3) and 303A.06.

Contracts Committee

     The Contracts Committee reviews the performance of the investment adviser for the Fund, and makes recommendations to the Board of Trustees concerning the renewal of the investment advisory agreement. In performing its function, the Committee obtains from TimesSquare information it deems necessary to evaluate the terms of the investment advisory agreement and any changes or amendments to or replacements of the agreement. The Committee held one meeting in 2003. The current members of the Committee are Ms. Hayes, Ms. Mueller and Messrs. Jones (Chairperson) and McDonald, none of whom are interested persons of the Fund.

Nominating Committee

     The Nominating Committee manages the development and maintenance of the Board's membership and organization; nominates for consideration by the shareholders or the Board candidates to serve as Trustees of the Fund; supervises the nomination of Trustees of the Fund and establishes and maintains policies regarding the selection of the nominees; and reviews periodically the compensation of Trustees paid by the Fund and recommends to the Board such adjustments therein as it deems appropriate. The Committee will consider Trustee nominees recommended by shareholders in accordance with the procedures set forth in the Nominating Committee Charter, a copy of which is attached as Appendix B. The Committee held one meeting in 2003. The current members of the Committee are Ms. Hayes, Ms. Mueller (Chairperson) and Messrs. Jones and McDonald, none of whom are "interested persons" as defined in Section 2(a)(19) of the 1940 Act.

Required Vote

     Each nominee for Trustee must be elected by a plurality of the shares of the Fund voted at the meeting.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

                         COMMUNICATIONS WITH THE BOARD

     Shareholders wishing to communicate with the Board may do so by sending a written communication to any Trustee c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103. Any shareholder communication so received will be promptly forwarded to the Trustee(s) to whom it is addressed.

                            MANAGEMENT OF THE FUND

     Information concerning the names, positions held with the Fund, principal occupation or employment during the last five years, and current affiliations of the executive officers of the Fund, other than for Mr. Forde, Chairman of the Board and President of the Fund, is set out below. Information concerning Mr. Forde is set out in the Proposal under the caption "Nominees who are "Interested Persons" of the Fund". The executive officers are elected annually by the Board of Trustees. As of December 31, 2003, executive officers of the Fund owned beneficially less than 1% of the shares of the Fund and of CIGNA.

     ALFRED A. BINGHAM III, 59, Vice President and Treasurer, CIGNA Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities, Inc.; Assistant Vice President, TimesSquare.

     JEFFREY S. WINER, 46, Vice President and Secretary, CIGNA Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities, Inc.; Senior Counsel, CIGNA.

                                OTHER BUSINESS

Shareholder Proposals for 2005

     Shareholders may propose matters for inclusion in the proxy statement and action at next year's annual meeting, subject to certain conditions. Any such shareholder proposals intended to be presented at the 2005 annual meeting must be received by management of the Fund prior to November 20, 2004. Shareholder proposals not included in the proxy material may be presented from the floor at the annual meeting only if the shareholder notifies the Fund as to the proposal's nature and certain additional information by February 3, 2005.

     Management of the Fund does not know of any other matters to be brought before the meeting. If any other matters are properly brought before the meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting under the proxies.


                                              /s/ Jeffrey S. Winer

                                              Jeffrey S. Winer
                                              Secretary

Newton, Massachusetts
March 16, 2004

                                   APPENDIX A
                                   ----------

                                                   Adopted -- December 10, 2003

                                  CIGNA FUNDS

                            AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee. The Audit Committee of each registered investment company advised by TimesSquare Capital Management, Inc. (each a "Fund") shall be comprised of at least three Trustees, each of whom shall have been determined by the Board of Trustees to have no material relationship that would interfere with the exercise of his or her independent judgment. No member of the Audit Committee may be an "interested person" of a Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), nor shall any member receive any compensation from a Fund except compensation for service as a member of the Board of Trustees or a committee of the Board. Each member shall also satisfy the applicable Audit Committee membership requirements imposed under the rules of the New York Stock Exchange (and such other national securities exchange on which a Fund's shares are listed), as in effect from time to time, including with respect to the member's former affiliations or employment, financial literacy and, if applicable, accounting or related financial management expertise. Unless it determines that no member of the Audit Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR, the Board of Trustees will identify one (or in its discretion, more than one) member of the Audit Committee as an audit committee financial expert.

II. Purposes of the Audit Committee. The purposes of the Audit Committee are to:

     1. oversee the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures, and, as appropriate, the internal controls of certain service providers;

     2. oversee the quality and integrity of the Fund's financial statements and the independent audit thereof;

     3. approve the selection, evaluation and, when appropriate, replacement of the independent auditors, and, if applicable, with respect to the nomination of independent auditors to be proposed for shareholder ratification in any proxy statement; and

     4. evaluate the qualifications, independence and performance of the independent auditors.

     The function of the Audit Committee is oversight. The Treasurer of each Fund is responsible for oversight of the preparation, presentation and integrity of the Fund's financial statements by the Fund's accounting agent. The Treasurer is also responsible for selecting appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out audits and reviews consistent with applicable legal and professional standards and the terms of their engagement. The independent auditors for the Fund are ultimately accountable to the Board of Trustees and Audit Committee of the Fund. The Board of Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement).

III. Meetings of the Audit Committee. The Audit Committee shall meet at least twice annually, or more frequently if circumstances dictate. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any certified public accountant and auditing firm rendering reports to the Audit Committee or the Board of Trustees and with legal counsel. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote.

IV. Duties and Powers of the Audit Committee. To carry out its purposes, the Audit Committee shall have the following duties and powers with respect to each Fund:

     1. To review, as appropriate, the audited financial statements and other financial information of the Fund and the results of the examination of the Fund's financial statements by the independent auditors, including the independent auditors' opinion with respect thereto, and any management letter issued by the independent auditors.

     2. To review and discuss with the independent auditors: (a) the scope of audits and audit reports and the policies relating to internal auditing procedures and controls and the accounting principles employed in the Fund's financial reports and any proposed changes therein; (b) the personnel, staffing, qualifications and experience of the independent auditors; and (c) the compensation of the independent auditors.

     3. To review and assess the performance of the independent auditors and to approve, on behalf of the Board of Trustees, the appointment and compensation of the independent auditors. Approval by the Audit Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board of Trustees who are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act. In performing this function, the Committee shall: (a) consider whether there should be a regular rotation of the Fund's independent auditing firm; (b) discuss with the independent auditors matters bearing upon the qualifications of such auditors as "independent" under applicable standards of independence established from time to time by the Securities and Exchange Commission ("SEC") and other regulatory authorities;

          and (c) shall secure from the independent auditors the information required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as in effect from time to time. The Audit Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

     4. To pre-approve: (a) audit and non-audit services provided by the independent auditors to the Fund; and (b) non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund ("Adviser Affiliates") if the engagement of the independent auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules issued by the SEC in connection therewith (except, in the case of non-audit services provided to the Fund or any Adviser Affiliate, those within applicable de minimis statutory or regulatory exceptions), and to consider the possible effect of providing such services on the independence of the independent auditors.

     5. To adopt, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the audit or non-audit services referred to above, including policies and procedures by which the Audit Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Audit Committee (subject to subsequent reporting to the Audit Committee). The Audit Committee hereby delegates to the Chairperson of the Audit Committee authority to pre-approve any non-audit services referred to above between meetings of the Audit Committee, provided that such pre-approval shall be reported by the Chairperson to the Audit Committee not later than the next meeting thereof.

     6. To consider the controls implemented by the independent auditors and management to ensure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion.

     7. To receive at least annually and prior to the filing with the SEC of the independent auditors' report on the Fund's financial statements, a report from such independent auditors of: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the independent auditors and the management of the Fund since the last annual report or update,
          (iv) a description of all non-audit services provided, including fees associated with the services, to all of the Funds since the last annual report or update that were not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund's financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If this information is not communicated to the Committee within 90 days prior to the audit report's filing with the SEC, the independent auditors will be required to provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information.

     8. To review and discuss with the independent auditors the matters required to be communicated with respect to the Fund pursuant to SAS 61, as in effect from time to time, and to receive such other communications or reports from the independent auditors (and management's responses to such reports or communications) as may be required under applicable listing standards of the national securities exchanges on which the Fund's shares are listed. To the extent unresolved disagreements exist between management and the independent auditors regarding the financial reporting of the Fund, it shall be the responsibility of the Audit Committee to resolve such disagreements.

     9. To establish hiring policies for employees or former employees of the independent auditors who will serve as officers or employees of the Fund.

     10. With respect to each Fund the securities of which are listed on a national securities exchange, to provide: (a) a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund; and (b) any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission (including, without limitation, Rule 306 of Regulation S-K) to be included in the Fund's annual proxy statement.

     11. To review and report to the full Board of Trustees with respect to any material accounting, tax, valuation, or record-keeping issues which may affect the Fund, its respective financial statements or the amount of their dividend or distribution rates.

     12. To establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers of concerns regarding questionable accounting or auditing matters. The Audit Committee hereby establishes the procedures set forth in Appendix A hereto with respect to such matters.

     13.  To direct and supervise investigations with respect to the following:
          (a) evidence of violations reported directly to the Committee, acting as a "qualified legal compliance committee" pursuant to the standards for professional conduct governing attorneys practicing before the SEC; (b) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes-Oxley Act and rules issued by the SEC in connection therewith; and (c) any other matters within the scope of this charter, including the integrity of reported facts and figures, ethical conduct, and appropriate disclosure concerning the financial statements of the Funds.

     14. To act on such other matters as may be delegated to the Audit Committee by the Board of Trustees from time to time.

     15. To review the adequacy of this charter and evaluate the Audit Committee's performance of its duties and responsibilities hereunder at least annually, and to make recommendations for any appropriate changes or other action to the full Board of Trustees.

     16. To report its activities to the full Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Funds. The Audit Committee may determine the appropriate levels of funding for payment of compensation to such independent auditors, experts and consultants, and the ordinary administrative expenses of the Audit Committee necessary or appropriate in carrying out its duties under this charter.

                     AUDIT COMMITTEE COMPLAINT PROCEDURES

     This policy outlines the procedures that the Audit Committee of each of the registered investment companies advised by TimesSquare Capital Management, Inc. (each, a "Fund") shall employ with respect to complaints regarding accounting, internal accounting controls or auditing matters concerning each of the Funds ("Complaints"). Each Employee (as defined below) shall be provided with a copy of these procedures upon assuming his or her duties as an Employee, and annually thereafter.

I.   Procedures for Receiving Complaints
     -----------------------------------

All officers and employees of a Fund and, to the extent their duties relate to accounting, internal accounting controls or auditing matters for the Fund, the officers and employees of the Fund's investment advisers and administrators (collectively referred to herein as "Employees"), may make complaints anonymously and in a confidential manner as follows:

     1. The complaining Employee may place a telephone call to the Chairperson of the Audit Committee. During this phone call, the Employee should identify the source of his or her Complaint and the practices that are alleged to constitute an impropriety with respect to accounting, internal auditing controls or auditing matters relating to a Fund, providing as much detail as possible.

     2. Alternatively, the Employee may submit to the Chairperson of the Audit Committee (by hand, mail, e-mail or fax) a confidential memorandum which details the Employee's Complaint and the practices that are alleged to constitute an improper accounting, internal auditing control or auditing matter, providing as much detail as possible.

     3. The name and contact information for the current Chairperson of the Audit Committee shall be provided to employees upon commencement of employment.

II.  Procedures for Treating Complaints
     ----------------------------------

The Chairperson of the Audit Committee or another member of the Audit Committee will conduct an initial evaluation of each Complaint received by the Audit Committee as soon as reasonably practicable following receipt. In connection with the initial evaluation the Chairperson of the Audit Committee (or such other member of the Audit Committee) will determine whether the Complaint actually relates to the accounting, internal accounting controls or auditing matters of a Fund and, if not, whether it should be reviewed by a party other than the Audit Committee. The Chairperson of the Audit Committee shall also determine whether the Complaint requires investigation by the Audit Committee.

After the initial evaluation is complete, all Complaints requiring investigation by the Audit Committee will be discussed at the next regularly-scheduled meeting of the Audit

Committee, or a specially-scheduled meeting in advance thereof. The Audit Committee shall investigate the Complaints as follows:

     1. the Audit Committee may choose to investigate the Complaint through its own members and/or with the assistance of counsel;

     2. the Audit Committee may select a designee within the Fund or its service providers to investigate the Complaint, provided that the identity of the complaining Employee shall not be disclosed to such designee. Under no circumstances will a party who has direct supervisory control or who may be responsible for the action giving rise to the Complaint be charged with its investigation;

     3. the Audit Committee may retain an outside party (other than the Fund's independent auditors) to investigate the Complaint; or

     4. the Audit Committee may investigate the Complaint in such other manner determined by the Audit Committee.

Any party designated to investigate a Complaint shall be provided reasonable access to the Fund's (and to the extent deemed necessary by the Audit Committee, the Fund's service providers') employees, documents, and computer systems for purposes of conducting the investigation. At the conclusion of its investigation, which shall be completed promptly after referral of the Complaint, the investigating party will be responsible for making a full report to the Audit Committee with respect to the Complaint and to make recommendations for corrective actions, if any, to be taken by the Fund.

The Audit Committee will then report to the full Board at its next regularly-scheduled meeting with respect to the Complaint and any corrective actions recommended by the Audit Committee. If the Complaint involves improprieties of any member of the Board, the Audit Committee may make its report in an executive session of the Board.

III. Procedures for Retaining Complaints
     -----------------------------------

The Chairperson of the Audit Committee will be responsible for ensuring that all Complaints received by the Audit Committee, together with any documents pertaining to the Audit Committee (or its designee's) investigation and treatment of the Complaint, are retained for six years, or for such longer period as may be required by applicable law, in a manner consistent with preserving the anonymity of Employees who have submitted Complaints.

                                  APPENDIX B
                                  ----------

                                  CIGNA FUNDS

                         NOMINATING COMMITTEE CHARTER

1. The Nominating Committee (the "Committee") shall be composed entirely of those Trustees of CIGNA Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities (the "Funds" and individually a "Fund") who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (each an "Independent Trustee"). As long as shares of a Fund are listed on any national securities exchange or national securities association (generally, a "Listing Entity"), the composition of the Committee shall also meet such requirements as may be imposed from time to time by that Listing Entity. No member of the Committee shall receive any compensation from a Fund except compensation for service as a member of the Board of Trustees (the "Board") or a committee thereof.

2. The purpose of the Committee is to foster the effective development and maintenance of the membership and organization of the Board and its committees.

3.   The Committee shall have the following duties and powers:

     (a) to nominate, for consideration by the shareholders or the Board in accordance with Section 16(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), candidates to serve as Trustees of one or more Funds;

     (b) to supervise the nomination of Trustees of one or more Funds and establish and maintain policies regarding the selection of nominees for election to the Board, the current procedures being set forth in Appendix A;
          -----------

     (c) to review periodically the size and composition of the Board and its governance procedures and to recommend any such changes to the full Board as the Committee shall deem appropriate;

     (d) to review periodically the compensation of Trustees paid by each Fund and to recommend to the Board such adjustments therein as the Committee shall deem appropriate; and

     (e) to review, as necessary, the responsibilities, size and composition of committees of the Board, to consider whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make such recommendations to the full Board as the Committee shall deem appropriate.

          The Committee shall have such other duties and powers as it shall deem appropriate in order to represent the interests of each Fund and its respective shareholders in matters in which their interests are different from those of the Fund's investment adviser(s) and principal underwriter(s) and their affiliates.

4. The Committee shall meet at least annually at such times and locations as the Committee may determine and is empowered to hold special meetings as circumstances require.

5. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of one or more Funds. The Committee shall have the right of direct access to such officers of and service providers to the Funds as it deems desirable.

6. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

                                  Appendix A
                                  ----------

                POLICY REGARDING SELECTION OF TRUSTEE NOMINEES

The Committee will, when a vacancy on the Board exists or is anticipated, consider any Trustee candidate recommended by security holders. The current procedures to be followed by security holders are set forth below:

1. All security holder recommendations for Trustee candidates must be submitted to the Secretary of the applicable Fund who will forward all recommendations to the Committee.

2. All security holder recommendations for Trustee candidates must be submitted to the applicable Fund not less than one hundred twenty (120) calendar days prior to the date on which the Fund's proxy statement was released to shareholders in connection with the previous year's annual meeting.

3. All security holder recommendations for Trustee candidates must include the following information:

     (a)  The name and address of the security holder of record;

     (b) A representation that the security holder is a record holder of the applicable Fund's securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934, as amended;

     (c) The name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed Trustee candidate;

     (d) A description of the qualifications and background of the proposed Trustee candidate that addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time;

     (e) A description of all arrangements or understandings between the security holder and the proposed Trustee candidate;

     (f) The consent of the proposed Trustee candidate (i) to be named in the proxy statement relating to the applicable Fund's annual meeting of shareholders and (ii) to serve as a Trustee if elected at such annual meeting; and

     (g) Any other information regarding the proposed Trustee candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

The Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a Trustee. In seeking candidates to consider for nomination to fill a vacancy on the Board, the Committee expects to seek referrals from a variety of sources, including current Trustees, management of the Funds and counsel to the Funds. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates. In evaluating Trustee candidates, the Committee considers a variety of factors, including, as appropriate: (i) the candidate's knowledge in matters relating to investment companies; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate's ability to qualify as an Independent Trustee for purposes of the 1940 Act, the candidate's independence from the Fund's service providers and the existence of any other relationships that might give rise to a conflict of interest or the appearance of a conflict of interest; (viii) the candidate's age relative to the Funds' retirement age for Trustees and (ix) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions, e.g., whether or not a candidate is an "audit committee financial expert" under the federal securities laws. Prior to making a final recommendation to the Board, the Committee conducts personal interviews with the candidate(s) it concludes are the most qualified. Any candidates recommended by security holders will be evaluated in the same manner.

|X| PLEASE MARK VOTES            1. Election of Trustees.   For  With-  For All
    AS IN THIS EXAMPLE                                           hold   Nominees
                                 Ms. Mueller, Ms. Hayes                  Except
                                 and Messrs. Forde,
CIGNA HIGH INCOME SHARES         Jones, Marks and McDonald. [ ]   [ ]      [ ]

This proxy will be voted as         If you do not wish your shares voted "For" a
specified. If you simply sign       particular nominee, mark the "For All
the proxy, it will be voted in      Nominees Except" box and strike a line
favor of the proposal. In           through the name(s) of the nominee(s). Your
their discretion, the proxies       shares will be voted for the remaining
will also be authorized to          nominee(s).
vote upon such other matters
that may properly come before
the meeting.

Mark box at right if an
address change or comment has
been noted on the reverse side
of this card.             |_|    RECORD DATE SHARES:

CONTROL NUMBER:

Please be sure to sign and
date this Proxy --------------
                Date
------------------------------


Shareholder sign here
------------------------------
Co-owner sign here

                            CIGNA HIGH INCOME SHARES
                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Richard H. Forde and Jeffrey S. Winer and either one of them, proxies of the undersigned, with the power of substitution, to vote the shares of the undersigned at the Annual Meeting of Shareholders of CIGNA High Income Shares (the "Fund"), on Tuesday, April 27, 2004 at 12:00 p.m., Eastern Time, at The Sheraton Springfield at Monarch Place, One Monarch Place, Springfield, Massachusetts, and at any adjournment thereof, in the manner directed herein on the matters described in the notice and accompanying proxy statement for the meeting. The Trustees recommend that you vote "FOR" the proposal. If no direction is made, this proxy will be voted FOR all items described in the proxy statement. As to any other matters that may properly come before the meeting, the proxies shall vote in accordance with their best judgment.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

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